Exhibit 99.1

NEWS RELEASE	NOVEMBER 20, 2012
OTC: QB WSHE	For Immediate Release

E-DEBIT GLOBAL CORPORATION EXPANDS ITS
GROUP LINK E-COMMERCE PLATFORM

Calgary, Alberta – E-Debit Global Corporation (“E-Debit”) announces the expansion of its GROUP-LINK sales and marketing agency with the integration of its proprietary e-commerce platform.

Overview:

“E-Debit has begun the integrated of its proprietary online Payment Gateway that builds on our existing financial infrastructure providing a no qualifying process for all levels within the payment channel of the GROUP-LINK e-commerce network.” advised Douglas Mac Donald, E-Debit’s President and CEO.

“The GROUP-LINK e-commerce payment gateway will manage all sales, purchases, commission payments and related product and services expenditures effectively with no credit fees, overdraft charges, late fees, or interest charges are ever added. Our solution provides for a safe, convenient, and flexible way to manage customer sales and related payments of sales compensation with no credit checks or credit applications required to Network participants.

We have focused on building an e-commerce industry leading transaction platform supplying the latest of today’s technological advancements to establish unsurpassed reliability, stability and high speed, combined with a major focus on enhanced PCI (payment card industry) security and privacy to ensure the risk of security compromise is reduced to the lowest possible level technically available.” added Mr. Mac Donald

About E-Debit Global Corporation
E-Debit Global Corporation (WSHE) is a financial holding company in Canada at the forefront of debit, credit and online computer banking.  Currently, the Company has established a strong presence in the privately owned Canadian banking sector including Automated Banking Machines (ABM), Point of Sale Machines (POS), Online Computer Banking (OCB) and E-Commerce Transaction security and payment.  E-Debit maintains and services a national ABM network across Canada and is a full participating member of the Canadian INTERAC Banking System.

Financial Profile:

•	CAPITALIZATION: 10,000,000,000 COMMON SHARES WITH NO PAR VALUE
•	SHARES ISSUED: Common – 330,709,344
•	: Voting Preferred - 70,855,900
•	For further details, please refer to WSHE website
•	WSHE Symbol OTCBB
•	Transfer Agent: Holladay Stock Transfer Inc.
•	2939 North 67th Place
•	Scottsdale, Arizona 85251

DISCLAIMER
Forward-Looking Statements: This news release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties.  The forward-looking statements, which address the Company’s expected business and financial performance, among other matters, contain words such as “believe,” “expect,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions.  All statements, other than statements of historical fact, included herein, are forward looking statements that involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change.  Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the payment platform and other assets and execute on its strategy to develop and issue new and enhanced payment products and services and increase the Company’s revenues from such products and services.

For further information, please contact

E-Debit Global Corporation
E-Debit website: edebitglobal.com